UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 6, 2024

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Thomas W. Hinrichs as President, Emerging International

On May 6, 2024, Thomas W. Hinrichs, President, Emerging International of Brown-Forman Corporation (the “Company”), informed the Company of his intention to retire effective June 30, 2024. Following Mr. Hinrichs' retirement, Michael A. Masick, who currently serves as the Company’s Managing Director for the Latin America, Africa, Ukraine, and the Commonwealth of Independent States markets, will become President, Emerging International effective July 1, 2024.

In connection with Mr. Hinrichs' retirement and in order to facilitate an efficient transition of leadership, on May 6, 2024, the Company entered into a consulting services agreement with Mr. Hinrichs (the “Services Agreement”). The Services Agreement has an initial term beginning on July 1, 2024 and ending on April 30, 2025. Pursuant to the Services Agreement, Mr. Hinrichs will provide certain consulting services to the Company on an as-needed basis. Pursuant to the Services Agreement, Mr. Hinrichs will be paid a monthly consulting fee of $127,000. The foregoing description of the Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Services Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

In connection with the retirement of Mr. Hinrichs and the appointment of Mr. Masick, the Company issued a press release on May 8, 2024, a copy of which is attached as Exhibit 99.1 and incorporated by reference in Item 7.01 of this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Services Agreement, dated May 6, 2024, by and between Brown-Forman Corporation and Thomas W. Hinrichs.
99.1	Brown-Forman Corporation Press Release dated May 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: May 8, 2024	/s/ Michael E. Carr Jr.
Michael E. Carr Jr.
Executive Vice President, General Counsel and Corporate Secretary